AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 2020

File No. 33-65632

File No. 811-7840

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 105	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 108	/X/

SCHRODER SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/ /	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/X/	60 days after filing pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a) of Rule 485

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Dated February 19, 2020

PROSPECTUS

[Date], 2020

SCHRODER CORE BOND FUND

Investor Shares ([XXXXX])

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 464-3108. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Schroder Funds if you invest directly with the Fund.

Schroder Core Bond Fund seeks long-term total return consistent with the preservation of capital.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully. Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page
SUMMARY INFORMATION ABOUT THE FUND	[XX]
Schroder Core Bond Fund	[XX]
PRINCIPAL INVESTMENT STRATEGIES OF AND ADDITIONAL PERFORMANCE INFORMATION ABOUT THE FUND	[XX]
Schroder Core Bond Fund	[XX]
PRINCIPAL RISKS OF INVESTING IN THE FUND	[XX]
ADDITIONAL INFORMATION AND RISKS REGARDING THE FUND’S INVESTMENT STRATEGIES AND TECHNIQUES	[XX]
MANAGEMENT OF THE FUND	[XX]
HOW THE FUND’S SHARES ARE PRICED	[XX]
TYPES OF SHARES AVAILABLE	[XX]
HOW TO BUY SHARES	[XX]
HOW TO SELL SHARES	[XX]
EXCHANGES AND CONVERSIONS	[XX]
COST BASIS REPORTING	[XX]
DIVIDENDS AND DISTRIBUTIONS	[XX]
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
FISCAL YEAR END	[XX]
TAXES	[XX]
DISCLOSURES OF FUND PORTFOLIO INFORMATION	[XX]
FINANCIAL HIGHLIGHTS	[XX]
USA PATRIOT ACT	[XX]
UNCLAIMED PROPERTY	[XX]

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Schroder Core Bond Fund

Investment Objective: The Fund seeks long-term total return consistent with the preservation of capital.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Investor Shares
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investor Shares
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.68%
Total Annual Fund Operating Expenses	0.93%
Less: Fee Waiver and/or Expense Reimbursement(1)	(0.53)%
Net Annual Fund Operating Expenses	0.40%

(1)	In order to limit the Fund’s expenses, the Fund’s adviser, Schroder Investment Management North America Inc. (“Schroders” or the “Adviser”), has contractually agreed through February 28, 2022 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.40% of Investor Shares average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2022, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$41	$243	$463	$1,094

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. The Fund’s total return includes income earned on the Fund’s investments, plus capital appreciation, if any.

Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions), zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. “Investment-grade” securities are securities that, at the time of purchase, are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Adviser and the Fund’s sub-adviser, Schroder Investment Management North America Ltd. (“SIMNA Ltd.” or the “Sub-Adviser”), to be of similar quality. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may invest in exchange-traded funds ("ETFs") (open-end investment companies whose shares may be bought and sold by investors in transactions on major stock exchanges). The Fund may also invest a portion of its assets in cash and cash equivalents. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund may use derivatives and ETFs with economic characteristics similar to fixed income securities for purposes of complying with this policy. At times, the Fund’s investments in municipal securities may be substantial depending on the Adviser’s and the Sub-Adviser's outlook on the market.

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While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser and the Sub-Adviser seek to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, on an adjusted basis. The Adviser and the Sub-Adviser generally adjust the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect the view that their prices are typically less sensitive to changes in interest rates than taxable securities. Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The Adviser’s and the Sub-Adviser's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser and the Sub-Adviser assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships, as well as certain environmental, social and/or governance (ESG) factors. When making decisions to purchase or sell a security, The Adviser and the Sub-Adviser also consider a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

The Adviser and the Sub-Adviser may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment), and foreign currency exchange transactions, including currency futures, forwards, and option transactions (typically to hedge against changes in the values of currencies in which investments are denominated). The notional value of the Fund’s investments in derivatives that provide exposure comparable, in the judgment of the adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

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• Active Investment Management Risk: The risk that, if the Adviser's and the Sub-Adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money;

• Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods;

• Debt Securities Risk: investing in debt securities may expose the Fund to “Credit Risk,” “Interest Rate Risk,” “Valuation Risk,” and “Inflation/Deflation Risk,” among other risks;

• Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates;

• Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security’s value;

• Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

• Inflation/Deflation Risk: the value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

• Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

• Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

• U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

• Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities tend to have greater exposure to liquidity risk;

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• Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance;

• Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

• Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

• Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser and the Sub-Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund;

• Foreign Securities Risk: investments in non-U.S. issuers may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, by currency exchange rates or regulations, or by foreign withholding taxes;

• Derivatives Risk: investing in derivative instruments, including swap contracts, futures contracts, options, including options on futures, and forward contracts, may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

• LIBOR Replacement Risk: The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted;

• Leverage Risk: the use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet any required asset segregation requirements;

• Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

• “To Be Announced” Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

• Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high yield/junk bonds. They may be difficult to value and may be illiquid; and

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• Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk.

Please see “Principal Risks of Investing in the Fund” in the Fund’s full Prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information: The following bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund's performance for the 2019 calendar year and by comparing the Fund’s average annual total returns with those of a broad-based market index. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Investor Shares of the Fund have not yet commenced operations as of the date of this Prospectus. Consequently, the bar chart shows the performance of the Fund’s R6 Shares and the performance table compares the average annual total returns of the Fund’s R6 Shares to those of a broad measure of market performance. The Fund’s R6 Shares are offered in a separate prospectus. Investor Shares of the Fund would have substantially similar performance as R6 Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor Shares are higher than the expenses of R6 Shares and, therefore, returns for the Investor Shares would be lower than those of the R6 Shares.

Calendar Year Total Returns – R6 Shares

	Highest and Lowest Quarter Returns (for periods shown in the bar chart)
2019	Highest	Lowest
	3/31/2019	6/30/2019
8.66%	3.09%	-0.26%

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	Since Inception ([1/31/18])
R6 Shares- Return Before Taxes	8.66%	4.89%
R6 Shares - Return After Taxes on Distributions	6.93%	3.48%
R6 Shares - Return After Taxes on Distributions and Sale of Fund Shares	5.15%	3.14%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	5.10%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc.

Sub-Adviser – Schroder Investment Management North America Ltd.

Portfolio Managers –

Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in January 2018.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in January 2018.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in January 2018.

Lisa Hornby, CFA, Portfolio Manager, has managed the Fund since its inception in January 2018.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund’s distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

The minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (“DST AMS”) at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 219360, Kansas City, MO 64121-9360) or by calling DST AMS.

Tax Information: The Fund’s distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES OF AND ADDITIONAL PERFORMANCE INFORMATION ABOUT THE FUND

SCHRODER CORE BOND FUND

Investment Objective. The Fund seeks long-term total return consistent with the preservation of capital.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. The Fund’s total return includes income earned on the Fund’s investments, plus capital appreciation, if any.

Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions, which are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement), zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. “Investment-grade” securities are securities that, at the time of purchase, are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Adviser and the Sub-Adviser to be of similar quality. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may invest in ETFs (open-end investment companies whose shares may be bought and sold by investors in transactions on major stock exchanges). The Fund may also invest a portion of its assets in cash and cash equivalents. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund may use derivatives and ETFs with economic characteristics similar to fixed income securities for purposes of complying with this policy. At times, the Fund’s investments in municipal securities may be substantial depending on the Adviser’s and the Sub-Adviser’s outlook on the market.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser and the Sub-Adviser seek to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, on an adjusted basis. The Adviser and the Sub-Adviser generally adjust the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect the view that their prices are typically less sensitive to changes in interest rates than taxable securities. As of September 30, 2019, the average effective duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.72 years. The Fund’s average effective duration may vary over time depending on market and economic conditions. Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Adviser’s and the Sub-Adviser’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser and the Sub-Adviser assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Adviser and the Sub-Adviser also consider a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that the Adviser and the Sub-Adviser consider when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark. In addition, the Adviser and the Sub-Adviser consider certain environmental, social and/or governance (ESG) factors when assessing investment opportunities that otherwise meet the Adviser’s and the Sub-Adviser’s investment criteria. These factors may include, but are not limited to, business strategy, performance, financing and capital allocation, management, acquisitions and disposals, internal controls, risk management, the membership and composition of governing bodies/ boards and committees, sustainability, governance, remuneration, climate change, environmental and social performance.

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The Adviser and the Sub-Adviser may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment), and foreign currency exchange transactions, including currency futures, forwards, and option transactions (typically to hedge against changes in the values of currencies in which investments are denominated). The notional value of the Fund’s investments in derivatives that provide exposure comparable, in the judgment of the adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Additional Performance Information.

This section contains additional information regarding the Fund’s performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund’s “Summary Information” section above compares the Fund’s returns with those of a broad-based market index. The Bloomberg Barclays U.S. Aggregate Bond Index is a widely-used measure of intermediate term investment grade debt; it is not actively managed.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund may not achieve its objective. The following provides more detail about certain of the Fund’s principal risks and the circumstances which could adversely affect the value of the Fund’s shares or its investment return. Unless a strategy or policy described below is specifically prohibited by the Fund’s investment restrictions as set forth in this Prospectus or under “Investment Restrictions” in the Fund’s SAI, or by applicable law, the Fund may engage in each of the practices described below, although only the Fund specifically indicated below use the applicable strategy as a principal investment strategy.

• Active Investment Management Risk. The risk that, if the investment decisions and strategy of the Adviser and/or the Sub-Adviser, as applicable, do not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the judgment of the Adviser and/or the Sub-Adviser, as applicable, about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Adviser’s and/or the Sub-Adviser’s, as applicable, investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. The Adviser and/or the Sub-Adviser, as applicable, may consider certain environmental, social and governance (ESG) factors as part of a decision to buy and sell securities. Such consideration may fail to produce the intended result and, as a result, the Fund may underperform funds that are not subject to such assessment.

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• Convertible Securities Risk. The Fund may invest in securities that are convertible into preferred and common stocks, and consequently are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and also will react to variations in the general market for equity securities.

• Counterparty Risk. Some of the markets in which the Fund effects its transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. This exposes the Fund to the risk that its counterparty will not perform its obligations under an agreement in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not the dispute is bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. There can be no assurances that all credit risks will be correctly identified and quantified. As a result of these and other factors, the potential for losses to the Fund from transactions in over the counter transactions may be greater than from exchange-traded transactions.

The Fund may enter into transactions, such as certain derivatives transactions that expose the Fund to the credit of its counterparties, and vice versa. Certain transactions are governed by documents, industry standards, market custom and practice, the parties’ prior course of dealing and by the covenant of good faith and fair dealing. At times, and especially in times of market stress, these credit exposures may come under stress, normal business conduct may be interrupted and normal legal protections may prove inadequate or may fail to provide timely relief. Should it become necessary to eliminate or reduce exposure to a particular counterparty, there can be no guarantee that a satisfactory alternative will be available or, even if one is available, that the Fund will be able to avail itself of that alternative. As a consequence, it is possible that any unwinding of the credit exposure may prove costly and thereby damage the Fund.

Securities traded in “over-the-counter” markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

• Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is generally greater for investments issued at less than their face values and for obligors required to make interest payments only at maturity rather than at intervals during the life of the investment.

If a security has been rated by more than one nationally recognized statistical rating organization, the Adviser and the Sub-Adviser will consider the highest rating for the purposes of determining whether the security is of “investment grade.” The Fund considers whether a security is of “investment grade” only at the time of purchase. The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Adviser and the Sub-Adviser will consider whether the security continues to be an appropriate investment for the Fund. The Fund may invest in securities that are not rated by a nationally recognized statistical rating organization (such as Moody’s Investor Service, Standard & Poor’s, or Fitch Ratings), but the credit quality will be determined by the Adviser and the Sub-Adviser.

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Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analyses at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.

• Debt Securities Risk. The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. The value of a debt security is affected by the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

• Derivatives Risk. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, valuation risk and credit risk, and the risk that a derivative transaction may not have the effect the Adviser and/or the Sub-Adviser anticipated. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. Special tax considerations apply to the Fund’s investment in derivatives. See “Taxes” below and the SAI for more information.

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Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or asset for the Fund’s account. Risks associated with forwards may include: (i) an imperfect or no correlation between the movement in prices of forward contracts and the securities or assets underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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• Foreign Securities Risk. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries, such as the imposition of economic sanctions on one or more countries or issuers. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

The Fund may invest in companies in countries that have laws that are not consistent with certain political and security concerns of the United States. As a result, these companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject the Fund to the risk that these companies’ reputations and prices in the market will be adversely affected.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to the Fund’s investments in foreign securities. In determining whether to invest the Fund’s assets in debt securities of foreign issuers, the Adviser and the Sub-Adviser consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

To the extent the Fund invests in debt instruments of foreign issuers denominated in the U.S. dollar or other non-local currencies, the appreciation of the value of the U.S. dollar or other non-local currencies against the currency or currencies in which the foreign issuer earns its revenue may adversely affect the ability of the foreign issuer to honor its obligations to pay principal and interest when due.

In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

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• Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

• Interest Rate Risk. Fixed income, or debt, securities generally decline in value in response to increases in interest rates. In addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates.

• Investments in Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including open-end funds, closed-end funds, trusts and ETFs, that are advised or sponsored by the Adviser, the Sub-Adviser or their affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company or ETF, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to the shares’ net asset value. As a shareholder in an investment company or pooled vehicle, the Fund, and indirectly the Fund’s shareholders, would typically bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. In most circumstances when the Fund invests in an affiliated investment vehicle, including an investment by the Fund in another Schroder Mutual Fund, Schroders will reduce the Fund’s advisory fee by an amount equal to the advisory fees paid to Schroders or its affiliates by the other investment vehicle and attributable to the Fund’s investments in such other affiliated investment vehicle.

Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors, including the Fund, generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations and fees, such as redemption fees.

The Adviser and/or the Sub-Adviser may have an economic incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser, the Sub-Adviser or their affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser and/or the Sub-Adviser may delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser, the Sub-Adviser or their affiliates, where it might do otherwise if the Fund were invested in investment companies managed or sponsored by others. Investing in another investment company also involves liquidity risk and valuation risk.

• Large Shareholder Risk. Certain account holders, including the Adviser or an affiliate of the Adviser, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser and/or the Sub-Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder or intermediary owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. The liquidation of the Fund may limit the use by the Fund of any capital loss carryforwards.

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• LIBOR Replacement Risk. The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

• Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. In addition, if the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time. If another fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, the Fund may be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector.

The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment. Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. Investments in foreign and emerging market securities, certain derivative instruments, and investments with substantial credit risk tend to have significant exposure to liquidity risk, however, all investments are subject to at least some level of liquidity risk and have the potential to become illiquid.

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• Loan Risk. Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The prices and yields of certain floating rate loans that include a feature that prevents their interest rates from increasing with market interest rates if market interest rates are below a specified minimum level may not increase in response to market interest rates as much as other floating rate loans without that feature.

Loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

• Management Risk. Because the Fund is actively managed, the Fund’s investment return depends on the ability of the Adviser and/or the Sub-Adviser to manage its portfolio successfully. The Adviser and/or the Sub-Adviser and their investment teams will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that the Adviser and/or the Sub-Adviser may be incorrect in their analyses of economic trends, countries, industries, companies, or other matters.

• Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments. The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser or the Sub-Adviser is regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

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Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

• Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The Fund may invest in privately-issued mortgage-backed and asset-backed securities, which are neither guaranteed nor backed by the U. S. Government, its agencies or any of its instrumentalities.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described above under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described above under “Credit Risk” and “Liquidity Risk” and below under “Valuation Risk”).

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

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The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

• Municipal Securities Risk. There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes. Some municipal securities are issued by governmental authorities to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues, and the interest and principal on those securities is payable only out of the revenues from those facilities. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers.

• Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to the Fund, such as commissions, bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.

• Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.

• “To Be Announced” Transactions Risk. The Fund may purchase securities in “to be announced” (“TBA”) transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. If the Fund’s counterparty to a TBA transaction were to fail to perform its obligations under the transaction, the Fund might lose some or all of the benefit to the Fund of the transaction. These transactions can result in investment leverage, which may cause the Fund’s performance to be more volatile than it would otherwise be.

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• U.S. Government Securities Risk. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities may also be subject to interest rate risk (as described above under “Interest Rate Risk”), prepayment risk (as described above under “Mortgage-Backed and Asset-Backed Securities Risk”), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

• Valuation Risk. A portion of the Fund’s assets may be valued by Schroders at fair values pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using valuations provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by a broker quotation will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If the Fund has overvalued securities it holds, you may end up paying too much for the Fund’s shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

ADDITIONAL INFORMATION AND RISKS REGARDING THE FUND’S INVESTMENT STRATEGIES AND TECHNIQUES

Unless otherwise noted, all percentage limitations on Fund investments apply only at the time of investment. An investment by the Fund would not be considered to violate a percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References to “net assets” within the context of an investment policy to invest 80% of the Fund’s net assets in particular investments means the Fund’s net assets plus the amount, if any, of borrowings by the Fund for investment purposes.

Except for investment restrictions designated as fundamental in this Prospectus or in the Fund’s SAI, the investment policies described in this Prospectus or the Fund’s SAI, including the Fund’s investment objective, are not fundamental and may be changed without shareholder approval or prior notice.

In addition to the principal investment strategies described in the Principal Investment Strategies section above, the Fund (unless otherwise noted) may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Adviser or the Sub-Adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Adviser and the Sub-Adviser.

• Securities Loans and Reverse Repurchase Agreements. The Fund may lend portfolio securities to broker-dealers, and may enter into reverse repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the collateral provided declines in value or the Fund’s counterparty should default on its obligation and the Fund is delayed or prevented from recovering sufficient collateral. The Fund may enter into securities loans and reverse repurchase agreements as a way to recognize additional current income on securities that it owns.

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• Temporary Defensive Strategies. At times, the Adviser or the Sub-Adviser may judge that conditions in the securities markets make pursuing the Fund’s investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser or the Sub-Adviser may, but is not required to, take temporary “defensive” positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Adviser or the Sub-Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

• Other Investments. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

• Private Placements and Restricted Securities. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser or the Sub-Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair values of such securities for purposes of computing the Fund’s net asset value. The Fund’s sale of such private placement investments may also be restricted under securities laws.

• When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund, potentially creating investment leverage, and involve a risk of loss if the value of the securities declines prior to the settlement date.

• Cybersecurity. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and “ransomware” or other attacks which cause operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, the Sub-Adviser or the Fund’s custodian, transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cyber security risk management in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

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MANAGEMENT OF THE FUND

The Trust is governed by a Board of Trustees. The Board of Trustees of the Trust has retained Schroder Investment Management North America Inc. ("Schroders" or the "Adviser") to serve as the Fund’s adviser and to manage the investments of the Fund.

Schroder Investment Management North America Limited (“SIMNA Ltd.” or the “Sub-Adviser”), an affiliate of Schroders, acts as a sub-adviser to the Fund. Schroders has delegated certain day-to-day portfolio management authority to SIMNA Ltd. Notwithstanding that delegation, Schroders may exercise investment discretion over any of the Fund’s portfolios at any time and without prior notice to shareholders.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Fund and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $555.5 billion under management as of September 30, 2019. Schroders plc and its affiliates (the “Schroders organization”) have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.

• Management Fees. For its services to the Fund, Schroders is entitled to a fee, which is calculated daily and paid monthly, at an annual rate (based on the Fund’s average daily net assets) of 0.25%.

In order to limit the expenses of the shares of the Fund, the Adviser has contractually agreed through February 28, 2022 to waive its fees, pay Fund operating expenses and/or reimburse the Fund for expenses to the extent that the Total Annual Fund Operating Expenses of the Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the Investor Shares of the Fund exceed an annual rate (based on the average daily net assets attributable to the Investor Shares of the Fund) of 0.40%.

For the fiscal year ended October 31, 2019, the Fund paid aggregate management fees, net of applicable expense limitations, for investment management services to Schroders at the following annual rate (based on the Fund’s average daily net assets):

Core Bond Fund	0%

As compensation for SIMNA Ltd.’s services as sub-adviser, Schroders pays to SIMNA Ltd. 15% of the investment advisory fees Schroders receives from the Fund. Investment advisory responsibilities and fees may be reallocated periodically between SIMNA Inc. and SIMNA Ltd.

A discussion regarding the basis for the Trustees’ approval of the investment management agreements for the Fund, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2019.

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• Portfolio Management. The following portfolio managers at the Schroders organization have primary responsibility for making investment decisions for the Fund. Each portfolio manager’s recent professional experience is also shown. The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the Fund.

NAME	TITLE	LENGTH OF SERVICE TO THE FUND	RECENT PROFESSIONAL EXPERIENCE
Julio C. Bonilla, CFA	Portfolio Manager	Since its inception in 2018	Mr. Bonilla is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over [22] years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
Andrew B.J. Chorlton, CFA	Portfolio Manager	Since its inception in 2018	Mr. Chorlton is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 2019 and was associated with Schroders from 2013 to 2019. Mr. Chorlton joined STW in 2007 and has over [22] years of investment experience. Before joining STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.
Lisa Hornby, CFA	Portfolio Manager	Since its inception in 2018	Ms. Hornby is a Portfolio Manager at Schroders. She has been associated with Schroders since 2010. Prior to joining Schroders, she was an analyst at Barclays Capital.
Neil G. Sutherland, CFA	Portfolio Manager	Since its inception in 2018	Mr. Sutherland is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Sutherland joined STW in 2008 and has over [22] years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.

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· Additional Information. The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Adviser, the Sub-Adviser and the Fund’s custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended (“third-party”) beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the related SAI or any of the above-referenced contracts is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any individual shareholder, group of shareholders, or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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HOW THE FUND’S SHARES ARE PRICED

The Fund calculates the net asset value (NAV) per share of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern Time). If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV of the Fund’s classes of shares may differ from each other due to differences in the expenses of each of the share classes. The Fund’s current NAV per share is available on the Fund’s website at http://www.schroderfunds.com.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

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TYPES OF SHARES AVAILABLE

Investor Shares are offered in this Prospectus. The Trust sells shares of the Fund at its net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. You also receive the full value of your shares when you sell them back to the Fund, without any deferred sales charge.

The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.

The Fund has adopted a shareholder service plan (the “Plan”) with respect to its Investor Shares. Under the Plan, the Fund, out of the assets attributable to its Investor Shares, may make payments to Schroders, its affiliates, and such other financial intermediaries and other entities as may from time to time provide shareholder services (each, a “Shareholder Servicer”) and/or incur expenses directly or indirectly supporting or relating to the shareholder servicing function for holders of Investor Shares as compensation for such services and expenses. Payments under the Plan are made at an annual rate of up to 0.15% of the average daily net assets attributable to the applicable class. The fees under the shareholder service plan are not made for distribution services or expenses. Please see “Payments to Financial Intermediaries” below for further information regarding payments to financial intermediaries.

The chart below summarizes the features of Investor Shares.

	Minimum Initial/Subsequent Purchase Amount	Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Payments under the Shareholder Service Plan
Investor Shares	$250,000/$1,000(1)	None	None	None	Up to 0.15%

(1)	A $100 minimum subsequent purchase amount applies for automatic investment plans.

The Trust may, in its sole discretion, waive or modify these minimum investment amounts. Minimums may be waived or modified for certain institutional investors or financial intermediaries that have an arrangement with Schroders or the Fund’s distributor. For share purchases made through certain financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary may apply. Please contact your financial intermediary for more information.

The Trust may suspend the offering of Fund shares for any period of time.

Investor Shares are intended primarily for investors making a minimum initial investment of $250,000. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with the Fund’s distributor, subject to the minimums of such fund networks or financial intermediaries. Investor Shares are subject to shareholder service plan payments.

HOW TO BUY SHARES

The Trust, through its distributor, SEI Investments Distribution Co. (“SIDCO” or the “Distributor”), sells Investor Shares of the Fund at its net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. You may purchase Investor Shares of the Fund by completing the Account Application available at www.schroderfunds.com that accompanies this Prospectus, and sending payment by check or wire as described below. You may be eligible to purchase Investor Shares through certain fund networks or other financial intermediaries that have arrangements with the Distributor. Please contact your financial intermediary for more information.

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Acceptance of your purchase request may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

The Fund sells its shares at its net asset value next determined after receipt of your purchase request in good order. (A purchase request is in good order if it meets the requirements set out below and in the Account Application, is properly communicated to the Fund, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund.) In order for you to receive the Fund’s next determined net asset value on a particular day, the Fund, DST AMS, or an authorized financial intermediary must receive your request before the time as of which the Fund calculates its net asset value, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to a financial intermediary or its designee, the request must subsequently be communicated properly to the Fund. For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of the Fund’s receipt of the request, which may affect the net asset value at which the request is processed. The Trust reserves the right to reject any request to purchase shares of the Fund. The Trust generally expects to inform any persons that their purchase request has been rejected within 24 hours.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Schroders’ Client Service team or your financial intermediary for more information.

The Fund does not issue share certificates.

Purchases by check (Direct Purchases). You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase shares of two or more Schroder Mutual Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Schroder Mutual Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds P.O. Box 219360 Kansas City, MO 64121-9360	Schroder Mutual Funds c/o DST Asset Manager Solutions, Inc. 430 W 7th Street Suite 219360 Kansas City, MO 64105-1407

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire (Direct Purchases). If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, DST AMS will assign you an account number. DST AMS will process wire orders received prior to the next time as of which the Fund calculates its net asset value, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for trading, at that next net asset value calculated. DST AMS will process wire orders received after that time at the net asset value next determined thereafter.

Please call DST AMS at (800) 464-3108 if purchasing shares directly from the Fund, or you may also call your financial intermediary if purchasing through a financial intermediary, to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

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State Street Bank and Trust Company
1 Lincoln Street
Boston, Massachusetts 02111

ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
Name of Fund

DST AMS will not process your purchase until it receives the wired funds.

Automatic purchases (Direct Purchases). You can make regular investments of $100 or more per month or quarter in the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108 ((617) 483-5000 from outside the United States). If you purchase shares through a financial intermediary, your firm may also provide automatic purchase options. Please contact your financial intermediary for details.

Purchases through brokers and other financial institutions. You may also buy and exchange shares of the Fund through an authorized broker or other financial institution that has an agreement with the Distributor. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging shares. Please consult a representative of your financial institution for further information. Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund. If you purchase shares through a financial intermediary, your financial intermediary is responsible for ensuring that your purchase is received by the Fund timely and in good order.

Purchases in kind. Investors may purchase shares of the Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) The Fund values securities accepted by Schroders in the same manner as are the Fund’s portfolio securities as of the time of the next determination of the Fund’s net asset value. Although the Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone DST AMS at (800) 464-3108 ((617) 483-5000 from outside the United States), their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroders or its affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. See “Payments to Financial Intermediaries” below. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information. In addition, employees of Schroders who are registered representatives of Schroders or one of its affiliates may be more favorably compensated in respect of sales of some Schroder Mutual Funds than others; the identity of those Schroder Mutual Funds may change from time to time in Schroders’ discretion. Those employees would have a financial incentive to promote the sales of the Schroder Mutual Funds for which they are more highly compensated.

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Schroder Funds Advisors LLC (“SFA”), a subsidiary of Schroders, served as the Fund’s distributor prior to March 13, 2017. Although SFA has been replaced by SIDCO as the Fund’s distributor, SFA continues to be involved in the distribution of shares of the Fund through an agreement with SIDCO, and SFA, Schroders and their affiliates continue to provide shareholder services.

HOW TO SELL SHARES

When you may redeem. You may sell your shares back to the Fund on any day the NYSE is open either through your financial intermediary or directly to the Fund. If your shares are held in the name of a financial intermediary, you may only sell the shares through that financial intermediary. The financial intermediary may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction to Schroder Mutual Funds, or by calling DST AMS at (800) 464-3108 ((617) 483-5000 from outside the United States). Redemption requests will be priced at the net asset value next determined after they are received in good order. In order for you to receive the Fund’s net asset value determined on any day, the Fund, DST AMS, or your financial intermediary must receive your redemption request in good order before the time as of which the Fund next calculates its net asset value, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to your financial intermediary or its designee, the request must subsequently be communicated timely and properly to the Fund. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration, although in certain circumstances you may need to submit additional documentation to redeem your shares. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders if redemption proceeds are requested to be sent to an address or bank account other than the address or bank account on the account registration or if a redemption request is made within 30 days of a change of the account address or bank account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000.

Receiving your money. The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. The Fund generally sends payment for shares on the business day after a request is received, although it may not always do so. The Fund may suspend redemptions or postpone payment for more than seven days in certain circumstances (see “Suspension” below for more information). If you paid for your shares by check, the Fund will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by [drawing on a line of credit,] using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

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You may also redeem and exchange shares of the Fund through an authorized broker or other financial institution that has an agreement with the Distributor. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming shares. Please consult a representative of your financial institution for further information.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that DST AMS receives your redemption request timely and in proper form. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your financial intermediary; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary’s or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of the Fund’s receipt of the request, which may affect the net asset value at which the request is processed.

Involuntary redemptions. If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by Schroders (presently $2,000), the Trust may choose to redeem the shares in the account and pay you for them. You will receive at least 30 days’ written notice before the Trust redeems such shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares in an account if the account holds shares of the Fund above a maximum amount set by Schroders. There is currently no maximum, but Schroders may establish one at any time, which could apply to both present and future shareholders.

Suspension. The Trust may suspend the right of redemption from the Fund or postpone payment by the Fund during any period when: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed, other than during customary weekends or holidays; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of the Fund’s net asset value not reasonably practicable.

Redemptions in kind. The Trust may redeem shares in kind, but do not expect to do so under normal circumstances. If the Trust redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them.

Telephone Transactions. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, DST AMS will follow reasonable procedures to confirm that telephone instructions are genuine. DST AMS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

SFA served as the Fund’s distributor prior to March 13, 2017. Although SFA has been replaced by SIDCO as the Fund’s distributor, SFA continues to be involved in the distribution of shares of the Fund through an agreement with SIDCO, and SFA, Schroders and their affiliates continue to provide shareholder services.

EXCHANGES AND CONVERSIONS

You can exchange shares of the Fund for the same share class of other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder Mutual Funds available for exchange and to exchange your shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders will notify shareholders of any such change or suspension.

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If you hold shares of the Fund and you are eligible to purchase a different share class, such as R6 Shares, you may be eligible to convert your shares to a different share class of the Fund without incurring a fee; Schroders reserves the right to permit or reject such a conversion. In addition, the Fund may in its discretion convert shares of a class of the Fund in which an investor is no longer eligible to participate into shares of a class of the Fund in which the investor is eligible to participate. Please contact your financial intermediary for more information.

COST BASIS REPORTING

Upon the redemption, sale or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. Please visit the Fund’s website at www.schroderfunds.com or contact the Fund by calling (800) 464-3108, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends from net investment income monthly and distributes these dividends monthly. The Fund distributes any net realized capital gain at least annually. The Fund reserves the right to declare dividends and make distributions more frequently in its discretion. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

You can choose from four distribution options:

• Reinvest all distributions in additional shares of your share class of the Fund;

• Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of your share class of the Fund;

• Receive distributions from net investment income in additional shares of your share class of the Fund while receiving capital gain distributions in cash; or

• Receive all distributions in cash.

You can change your distribution option by notifying DST AMS in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in shares of your share class of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

If correspondence to a shareholder’s address of record is returned, then, unless DST AMS determines the shareholder’s new address, DST AMS will reinvest dividends and other distributions returned to it in the Fund, and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder’s account at then-current net asset value.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages, and does not accommodate, frequent purchases and redemptions of the Fund’s shares to the extent Schroders believes that such trading is harmful to the Fund’s shareholders, although the Fund will not necessarily prevent all frequent trading in its shares. The Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in “market timing activities” or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period (although it is possible that an intermediary may have number limitations). The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or the Distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust’s “market timing” policies. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Fund, or that the Fund or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Schroders, or its affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of the Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: maintaining investor accounts at the financial intermediary level and processing and providing recordkeeping services in respect of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

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The Fund may make payments (directly or through Schroders, SIDCO or their affiliates) out of the assets attributable to its Investor Shares to a Shareholder Servicer for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function as compensation for such services, and not for distribution services or expenses. The amount of such payment borne by the Fund is limited to 0.15% of the Fund’s average daily net assets attributable to Investor Shares of the Fund. The amount paid by the Fund is reviewed periodically by the Trustees. Schroders, or any of its affiliates, may from time to time, from their own assets, also make payments to financial intermediaries for shareholder services in excess of 0.15% of the Fund’s average daily net assets attributable to Investor Shares of the Fund or for distribution-related services.

The compensation paid by Schroders, or its affiliates, or by the Fund to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by Schroders, or its affiliates, or by the Fund to different financial intermediaries for distribution and/or shareholder services for the Fund may vary by financial intermediary, may vary depending on the Fund and the applicable Share Class, and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. This compensation is in addition to any payments made to financial intermediaries by the Fund. In addition, Schroders, or its affiliates may also pay financial intermediaries one-time charges for setting up access for the Fund on particular platforms, as well as transaction fees, or per position fees.

Schroders, or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

If payments to financial intermediaries by Schroders, or its affiliates, for the Fund exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend the Fund over other mutual funds. A financial intermediary could also have an incentive to recommend a particular Fund or share class. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Schroders and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

SFA served as the Fund’s distributor prior to March 13, 2017. Although SFA has been replaced by SIDCO as the Fund’s distributor, SFA continues to be involved in the distribution of shares of the Fund through an agreement with SIDCO, and SFA, Schroders and their affiliates continue to provide shareholder services.

FISCAL YEAR END

The Fund’s fiscal year ends on October 31.

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TAXES

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as described below). If the Fund were to fail to meet the requirements to qualify and be eligible for treatment as a regulated investment company and were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income at the corporate rate for such year, and all distributions from earnings and profits, including any distributions of net long-term capital gains, may be taxable to shareholders as ordinary income.

Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, if any) are generally taxed as ordinary income. Due to the Fund’s investment strategies, it is generally not expected that the Fund will be eligible to pay exempt-interest dividends. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held (or is deemed to have held) for more than one year and that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less and certain other gains will be taxable as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly reported as such by the regulated investment company) generally are not subject to withholding of U.S. federal income tax. Distributions by the Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

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A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Taxes when you sell, redeem or exchange your shares. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities will be decreased. Schroder Mutual Funds that invest more than 50% of their assets in foreign securities as of the close of the taxable year may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by such funds. In addition, investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Foreign currency transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to shareholders.

Derivatives, certain debt obligations and certain other investments. The Fund’s use of derivatives may affect the Fund’s ability to qualify as a regulated investment company and the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. Certain of the Fund’s investments, including certain debt obligations and derivative contracts, may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, the Fund could be required at times to liquidate other investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Fund. Please see the Fund’s SAI for more detailed tax information. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

35

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Fund’s SAI for a description of the Fund’s policies and procedures regarding the persons to whom the Fund or Schroders may disclose the Fund’s portfolio securities positions, and under which circumstances.

36

FINANCIAL HIGHLIGHTS

Because Investor Shares of the Fund had not commenced operations during the fiscal year ended October 31, 2019, financial highlights are not available.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

UNCLAIMED PROPERTY

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling (800) 464-3108.

37

INVESTMENT ADVISER

Schroder Investment Management North America Inc.
7 Bryant Park

1045 Avenue of the Americas
New York, New York 10018

INVESTMENT SUB-ADVISER

Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

ADMINISTRATOR

SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN

J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

TRANSFER AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

COUNSEL

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ]

38

SCHRODER SERIES TRUST

Schroder Core Bond Fund

The Fund has a Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders that contain additional information about the Fund. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Fund’s SAI, annual reports and semi-annual reports are also available on the following website: www.schroderfunds.com.

You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Fund from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. You may need to refer to the Trust's file number under the Investment Company Act, which is set forth below.

SCHRODER SERIES TRUST

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(212) 641-3800

File No. 811-7840 - Schroder Series Trust

[Inventory Code]

39

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Statement of Additional Information Dated February 19, 2020

SCHRODER SERIES TRUST

Schroder Core Bond Fund

(the “Fund”)

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION

[Date], 2020

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when accompanied or preceded by a prospectus for the Fund, as amended or supplemented from time to time. This SAI relates to Investor Shares of the Fund listed above. The shares are offered through a separate Prospectus, dated [Date], 2020, as amended or supplemented from time to time (the “Prospectus”). This SAI contains information that may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Fund at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.

For a free copy of the Trust’s annual or semi-annual reports, please call (800) 464-3108.

Schroder Core Bond Fund
Investor Shares	[XXXXX]

Table of Contents

TRUST HISTORY	[XX]
FUND CLASSIFICATION	[XX]
CAPITALIZATION AND SHARE CLASSES	[XX]
ADDITIONAL INFORMATION CONCERNING THE FUND’S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES	[XX]
NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS	[XX]
INVESTMENT RESTRICTIONS	[XX]
DISCLOSURE OF PORTFOLIO HOLDINGS	[XX]
MANAGEMENT OF THE TRUST	[XX]
SCHRODERS AND ITS AFFILIATES	[XX]
PORTFOLIO MANAGERS	[XX]
INVESTMENT ADVISORY AGREEMENTS	[XX]
ADMINISTRATIVE SERVICES	[XX]
DISTRIBUTOR	[XX]
SHAREHOLDER SERVICE PLAN	[XX]
BROKERAGE ALLOCATION AND OTHER PRACTICES	[XX]
DETERMINATION OF NET ASSET VALUE	[XX]
ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	[XX]
TAXES	[XX]
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	[XX]
CUSTODIAN	[XX]
LINE OF CREDIT	[XX]
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	[XX]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[XX]
CODE OF ETHICS	[XX]
PROXY VOTING POLICIES AND PROCEDURES	[XX]
LEGAL COUNSEL	[XX]
SECURITIES LENDING	[XX]
SHAREHOLDER LIABILITY	[XX]
LIMITATION OF TRUSTEES’ LIABILITY	[XX]
APPENDIX A – CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1
APPENDIX C – DESCRIPTION OF RATINGS	C-1

[Inventory Code]

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORIES

This Statement of Additional Information (“SAI”) describes one mutual fund, Schroder Core Bond Fund (the “Fund”), offered by Schroder Series Trust (the “Trust”).

Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Schroder Series Trust currently comprises three series, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Core Bond Fund. The Schroder Long Duration Investment-Grade Bond Fund and Schroder Total Return Fixed Income Fund are offered in a separate Statement of Additional Information.

Schroder Investment Management North America Inc. (“Schroders”) serves as investment manager to the Fund.

Schroder Investment Management North America Limited (“SIMNA Ltd.”) has served as sub-adviser to the Fund since December 1, 2019.

FUND CLASSIFICATION

The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”).

The Fund is a “diversified” investment company under the Investment Company Act, which means that with respect to 75% of the Fund’s total assets (i) the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer and (ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (these limitations do not apply to investments in U.S. Government securities or securities of other investment companies). These policies may not be changed without the vote of a “majority of the outstanding voting securities” (as defined below in “Investment Restrictions”) of the Fund. A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company (a “RIC”), the Fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of the Fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other RICs or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 50% of the Fund’s total assets can consist of the securities of as few as two issuers, so long as no issuer’s securities comprise more than 25% of the Fund (as further explained below in “TAXES - Taxation of the Fund”).

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund currently have two classes (Investor Shares and R6 Shares). R6 Shares of the Fund are offered in a separate Statement of Additional Information.

Only Investor Shares are currently subject to expenses under a shareholder service plan, so that the performance of the Fund’s R6 Shares will normally be more favorable than that of the Fund’s Investor Shares. Generally, expenses and liabilities particular to a class of the Fund are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class.

Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or a class of shares on matters affecting the Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares, when issued, are fully paid and non-assessable. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees of the Trust, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class of shares. Because Investor Shares and R6 Shares are subject to different expenses, the Fund’s dividends and other distributions will normally differ among the classes.

The Fund may suspend the sale of shares at any time.

ADDITIONAL INFORMATION CONCERNING THE FUND’S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Fund’s principal investment strategies and the principal risks of the Fund described in the Prospectus and information about the Fund’s non-principal investment strategies and non-principal risks. Because the following is a combined description of investment strategies, investments, and risks for the Fund, certain strategies, investments or risks described below may not apply to the Fund. However, unless a strategy or investment described below is specifically prohibited by the Fund’s investment restrictions as set forth in the Prospectus or under “Investment Restrictions” in this SAI, the Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Fund may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.

Equity Securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase.

Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. Investments in equity securities of companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. Therefore, to the extent the Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be “cumulative” or “non-cumulative.” “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer’s common stock. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company’s preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights of holders of the company’s bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

Certain Derivative Instruments. Derivative instruments are financial instruments whose values depend upon, or are derived from, the value of an underlying asset, such as a security, index or currency. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. The Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates when distributed to them and may affect the timing and amount of distributions to shareholders. Investments in derivatives may be applied toward meeting the Fund’s requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The counterparties to the Fund’s derivatives transactions may not be considered the issuers of securities for certain purposes of the 1940 Act and the Code. The Fund’s adviser or sub-adviser will monitor the Fund’s credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

Options. The Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. The Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. The Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When the Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S. The Fund may be required to deposit margin directly with a foreign broker or clearinghouse related to its option activities.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders and/or SIMNA Ltd. will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders and/or SIMNA Ltd. to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroders and/or SIMNA Ltd. believe that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders and/or SIMNA Ltd. believe it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders and/or SIMNA Ltd. may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.

The Fund may purchase and sell options in the over-the-counter markets. Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when, in the opinion of Schroders and/or SIMNA Ltd., the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a RIC under the Code, may also restrict the Trust’s use of options.

Futures Contracts. The Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities — assuming a “long” position — the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Trust’s fair value committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the fair value committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders’ and/or SIMNA Ltd.'s judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities. The Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

The Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) its exposure to interest rate risk.

Successful use by the Fund of futures contracts on securities is subject to Schroders’ and/or SIMNA Ltd.'s ability to predict correctly movements in the direction of the security’s price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. See “Margin Payments” below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge the Fund’s investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders’ and/or SIMNA Ltd.'s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. For example, the ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund’s securities that are the subject of a hedge. Schroders and/or SIMNA Ltd. will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in their judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroders’ and/or SIMNA Ltd.'s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders and/or SIMNA Ltd. may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund’s ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund’s ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Regulation. See “Risk of Governmental Regulation of Derivatives” below.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund.

The Commodity Futures Trading Commission (the “CFTC”) and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by Schroders and its affiliates may be aggregated for this purpose. Therefore it is possible that in the future the trading decisions of Schroders and/or SIMNA Ltd. may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

Asset Segregation and Coverage. The Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, the Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. The Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting the Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Foreign Investments. Foreign investments include securities principally traded in foreign markets, Eurodollar certificates of deposit, and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments, which could affect the values of investments in those countries. Companies in some foreign countries may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject the Fund to the risk that these companies’ reputation and price in the market will be adversely affected. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders. In certain circumstances, the Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”) (commonly known as “Brexit”). The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. [This formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU, the deadline for which has since been extended to January 31, 2020, and may be extended further.] Although there have been extensive negotiations between the UK and the EU, it remains uncertain whether, when and under what terms, the UK will leave the EU. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote and the negotiations have highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Emerging Market Securities. Emerging market securities are securities of companies determined by Schroders and/or SIMNA Ltd. to be “emerging market” issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies or instrumentalities. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due. Prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. Holders of sovereign debt obligations may find it difficult or impossible to enforce their rights against the issuer.

Foreign Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders and/or SIMNA Ltd. believe that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Hedging Transactions. The Fund may engage in both “transaction hedging” and “position hedging.” When the Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Special tax considerations apply to transactions in debt securities denominated in foreign currencies, foreign currency forward contracts (see below) and certain other foreign currency positions, which may affect the timing, amount and character of distributions to shareholders.

Investment in the People’s Republic of China (“China”). Investing in China is subject to the risks of investing in emerging markets and additional risks which are specific to the Chinese market.

The economy of China is in a state of transition from a planned economy to a more market oriented economy and investments may be sensitive to changes in law and regulation together with political, social or economic policy which includes possible government intervention.

The Fund may incur losses due to limited investment capabilities, or may not be able to fully implement or pursue its investment objective or strategy, due to local investment restrictions, illiquidity of the Chinese domestic securities market, and/or delay or disruption in execution and settlement of trades.

Investments in China A Shares. The Fund may invest in A Shares of companies based in China through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. The Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect the Fund is subject to the following additional risks:

•	General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect the Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading.

•	Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

•	Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and the Fund may not fully recover its losses or its Stock Connect securities.

•	Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither the Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

•	Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, the Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

•	Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

•	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund’s ability to invest in China A Shares through the program on a timely basis.

•	Investor Compensation. The Fund will not benefit from Chinese local investor compensation schemes.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If the Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and the Sub-Adviser intend to operate the Fund in a manner that will prevent it from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Fund.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui [2014] No. 81 on October 31, 2014 (“Notice 81”) and Caishui [2016] No. 127 on November 5, 2016 ("Notice 127"), both of which state that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of the Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by the Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by the Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Fund of A Shares will accordingly be subject to Chinese stamp duty, but the Fund will not be subject to Chinese stamp duty when it acquires A Shares.

The Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Fund and its shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Fund.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Fund.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

Convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the holder may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Warrants to Purchase Securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

Index-linked warrants are put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The risks of using index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the holder’s ability to exercise the warrants at such time, or in such quantities, as it would otherwise wish to do.

Synthetic warrants are proprietary instruments, issued by financial institutions. The price, performance and liquidity of such warrants will generally fluctuate more than those of the underlying securities because of the greater volatility of the warrants market. In addition as the issuer of a synthetic warrant is different from that of the underlying security, it is subject to the additional risk that the issuer of the synthetic warrant will be unwilling or unable to perform its obligations under the transactions which may result in a loss to the investor.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”) include equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for favorable tax treatment under the Code, and to maintain exemption from registration under the 1940 Act. The values of the Fund’s investments in REITs may be adversely affected by a general decline in equity or other financial markets.

Investments in Pooled Vehicles. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses. Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs may hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF’s net asset value.

Depositary Receipts. These may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

Swap Agreements. Depending on their structures, swap agreements may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner Schroders and/or SIMNA Ltd. might otherwise choose. See “Risk of Governmental Regulation of Derivatives” below.

Hybrid Instruments. These instruments are considered derivatives and include indexed or structured securities, and may combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, or other referenced assets, depending on the nature of the investment. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Equity-Linked Notes. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.

There are risks associated with investment in equity-linked notes. The return on a note is based on the performance of a designated stock, a basket of stocks or an equity index, and in a period of underperformance, the Fund may lose some or all of its investment in the note. The maximum return on a note may be limited to a specified amount, so even if the investment manager’s view of the underlying stock(s) or index is correct, the gain may be limited. There is no guarantee that a specific, or any, return or yield on an investment will be made. There is also the possibility that a note issuer may default on its obligations under the note.

Illiquid Investments. Illiquid investments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be “leveraged,” resulting in increased risk and potential volatility. The Fund may use inverse floaters for hedging or investment purposes. Use of inverse floaters other than for hedging purposes may be considered speculative.

Over-the-Counter Securities. Over-the-counter securities are not traded on a recognized securities exchange. They may be more difficult to sell under some market conditions than securities traded on exchanges. As described below under “Determination of Net Asset Value,” unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Market quotations may not be readily available for all over-the-counter securities. If the Fund is not able to sell such securities at a price at which the Fund has valued the securities for purposes of calculating its net asset value, the Fund’s net asset value will decrease.

When-Issued Securities. Debt securities are often issued on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, if the Fund invests in zero-coupon securities, its net asset value may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. The Fund is required to accrue income on these securities, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell investments, including when it may not be advisable to do so, to make required income distributions under U.S. federal income tax laws.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons that have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Fixed Income Securities. Generally, the adviser or sub-adviser, as applicable, uses the terms debt security, debt obligation, bond, and fixed-income instrument interchangeably, and regards them to mean a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, bond, and fixed-income instrument are interpreted broadly by the adviser or sub-adviser, as applicable, as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the adviser or sub-adviser, as applicable, may invest in those opportunities for the Fund as well.

Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. The Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for the Fund that invests in fixed-income securities. Fluctuations in the values of the Fund’s investments in fixed-income securities will cause the net asset value of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. If interest rates rise by one percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The Fund may invest in variable- or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of the Fund’s investment in certain of these securities may depend on the Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Lower-Rated Securities, Unrated Securities, and Securities in Default. The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Service (“Standard & Poor’s”) (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. For a description of ratings, see Appendix C to this SAI.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s assets. Conversely, during periods of rising interest rates, the value of the Fund’s assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of the Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Schroders and/or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders and/or SIMNA Ltd. believe it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. In addition, the Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.

Certain securities held by the Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Zero-coupon bonds are issued at a significant discount for their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on Schroders’ and/or SIMNA Ltd.'s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a RIC and eliminate Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Event-Linked Exposure. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty and third party risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Mortgage Related and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return the Adviser and/or the Sub-Adviser expected.

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

CMOs and CMO residuals may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs and CMO residuals may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs and CMO residuals represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

In the case of CMO residuals, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See below with respect to stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for mortgage-backed securities, particularly stripped mortgage-backed securities, or those comprised of subprime mortgages (mortgages rated below A, or its equivalent, by Standard & Poor’s, Moody’s or Fitch Investors Service, Inc. (“Fitch”)) may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Initial Public Offerings. The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser and/or the Sub-Adviser to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

Bank Loans and Other Floating Rate Loans. By purchasing a bank loan, the holder acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The ability of a holder of a bank loan to receive payments of principal and interest and other amounts in connection with a loan held by it will depend primarily on the financial condition of the borrower. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting a loan, however, Schroders and/or SIMNA Ltd. would not rely solely on that credit analysis, but will perform their own investment analysis of the borrowers. Schroders’ and/or SIMNA Ltd.'s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders and SIMNA Ltd. will be unable to access non-public information to which other investors in syndicated loans may have access. Because loans are not generally rated by independent credit rating agencies, a decision to invest in a particular loan will depend almost exclusively on Schroders’ and/or SIMNA Ltd.'s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans.

Loans may be structured in different forms, including novations, assignments and loan participations. In a novation, the purchaser assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The purchaser assumes the position of a co-lender with other syndicate members. As an alternative, the purchaser may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the purchaser may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The purchaser may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The purchaser may also acquire a loan directly by acting as a member of the original lending syndicate.

The purchaser will in many cases be required to rely upon the lending institution from which it purchases the loan, or through which it participates in a loan, to collect and pass on to it such payments and to enforce its rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the purchaser from receiving principal, interest and other amounts with respect to the underlying loan. If the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders and/or SIMNA Ltd. will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loans available for purchase will represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a purchaser may be unable to sell a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain loans may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the holder would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan. Certain of the loans acquired by the Fund may also involve loans made in foreign currencies. The Fund’s investment in such loans would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders and/or SIMNA Ltd. may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite Schroders’ and/or SIMNA Ltd.'s efforts to avoid such possession, but in other instances Schroders and/or SIMNA Ltd. may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders’ and/or SIMNA Ltd.'s ability to trade in these loans for the account of the Fund could potentially be limited by their possession of such information. Such limitations on Schroders’ and/or SIMNA Ltd.'s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time. Possession of material, non-public information, by Schroders and/or SIMNA Ltd. related to their investment activities for one Fund may limit their ability to buy or sell investments in the same or a related issuer for another Fund.

In some instances, other accounts managed by Schroders and/or SIMNA Ltd. may hold other securities issued by borrowers whose floating rate loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Schroders and/or SIMNA Ltd. may owe conflicting duties to the Fund and other client accounts. Schroders and SIMNA Ltd. will endeavor to carry out their obligations to all of their clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders’ and SIMNA Ltd.'s, as applicable, client accounts collectively held only a single category of the issuer’s securities.

Short-Term Investments. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the investments held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities.

Forward Commitments. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

The Fund may dispose of a commitment prior to settlement if Schroders and/or SIMNA Ltd. deem it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Floating Rate and Variable Rate Demand Notes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service (“IRS”) or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. The Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. The Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the purchaser in connection with the arrangement.

Stand-by commitments. A purchaser of municipal bonds may have the ability to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that the Fund would assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but Schroders and/or SIMNA Ltd. will consider such an event in their determination of whether the Fund should continue to hold an investment in its portfolio.

“Moral obligation” bonds. The Fund does not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by the Fund.

Municipal leases. Lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the purchaser’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by the Fund and the value of the Fund’s portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

General Considerations Relating to State Specific Municipal Securities. With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the State’s legislature in regards to the State’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the State’s municipal securities for investment by the Fund and the value of the Fund’s investments.

Income Trusts. The Fund may invest in income trusts. Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries. Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas. Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

The extent to which the Fund can invest in a particular income trust – and in particular, such trusts that are treated as so-called “grantor trusts’ for federal income tax purposes -- may be limited by the Fund’s intention to qualify as a RIC under the Code and may bear on the Fund’s ability to so qualify.

Risk of Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse and may include increased investment and compliance costs, additional constraints on the use of derivative instruments for investment purposes, investment leverage or efficient investment exposure, and additional opportunity costs and risk of loss associated with the posting of greater amounts of margin or collateral with counterparties.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC, the exchanges and other regulatory bodies are authorized to take significant actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps, futures transactions and other derivatives transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, and The European Market Infrastructure Regulation (“EMIR”), which came into force on August 16, 2012, set forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. Additionally, U.S. regulators recently issued final rules pursuant to the Dodd-Frank Act that establish minimum margin and capital requirements for uncleared OTC derivatives transactions that will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategies. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Fund’s adviser or sub-adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

In addition, the Fund is sponsored by Schroders, which is registered with the CFTC as a “commodity pool operator” and “commodity trading advisor” under the Commodity Exchange Act (“CEA”). With respect to the Fund, pursuant to CFTC Rule 4.5, Schroders has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, Schroders, with respect to the Fund, is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under CFTC Rule 4.5, the Fund will be limited in its ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event the Fund’s investments in commodity interests exceed a certain threshold, Schroders may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event the Fund becomes unable to rely on the exclusion in Rule 4.5 and Schroders is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

LIBOR Replacement Risk. The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

Private Placements and Restricted Securities. While private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. If no qualified institutional buyers are interested in purchasing the securities, then the Fund may not be able to sell such securities. Privately placed and restricted securities may be considered illiquid by the Fund.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices significantly lower than if such securities were freely tradable.

The absence of a trading market can make it difficult to ascertain a market value for privately placed or restricted securities, and their values may be highly volatile. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Loans of Fund Portfolio Securities. The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While the Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, and the risk of loss on the investment of any cash collateralized loan. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with that Fund. The Fund does not currently expect to engage in securities lending.

Repurchase Agreements. The Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other investment grade short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

Reverse Repurchase Agreements. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the repurchase, the Fund will continue to receive principal and interest payments on the securities sold. The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the securities from the buyer, and its use of the proceeds of the reverse repurchase agreement may be limited.

A reverse repurchase agreement is similar to a secured borrowing by the Fund and creates investment leverage. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. The Fund may enter into reverse repurchase agreements without limit, subject to applicable law and to any limits on borrowing by the Fund at the time in question. See “Investment Restrictions.”

Temporary Defensive Strategies. As described in the Prospectus, Schroders may at times judge that conditions in the securities markets make pursuing the Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

Portfolio Turnover. The Fund’s turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

Service Providers. The Fund may be subject to credit risk with respect to the custodian. In the event of the custodian’s bankruptcy, even if the Fund’s custodian does have sufficient assets to meet all claims, there could be a delay before the Fund receives assets to satisfy its claims. In addition, in the event of the bankruptcy of the Fund’s administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements.

INVESTMENT RESTRICTIONS

Schroder Core Bond Fund

Fundamental Policies:

The following fundamental investment restrictions may only be changed with approval by the holders of a “majority of the outstanding voting securities” of the Fund (as defined in the Investment Company Act):

1. The Fund may issue senior securities to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

2.  The Fund may borrow money to the extent permitted by applicable law from time to time. [The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of the Fund’s total assets.]

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank including entering into reverse repurchase agreements so long as the ratio of the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Fund may engage in reverse repurchase agreements without limit, subject to applicable law.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Note: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5. The Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.

6. The Fund may make loans to the extent consistent with applicable law from time to time.

7. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

8. The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Schroder Core Bond Fund

Non-Fundamental Policy:

1. The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

Except with respect to the Fund’s policy concerning borrowing or as otherwise specifically provided in this SAI, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If the Fund ceases to maintain the 300% asset coverage ratio described in the Note following restriction 2, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Notes Regarding Fundamental and Non-Fundamental Policies:

The Fund’s policies with respect to the concentration of investments do not limit the Fund’s ability to concentrate its investments in a group of industries, including in a group of related industries. Investments in tax-exempt securities issued by governments or political subdivisions of governments, such as states and their municipalities, are not limited by the industry concentration policies described above. For purposes of the industry concentration policies described above, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without notice to the shareholders.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR, Form N-Q or exhibits to Form N-PORT, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly before the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund’s semi-annual and annual reports. The Fund does not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q or as exhibits to Form N-PORT, to shareholders, but these schedules are available on the SEC website at www.sec.gov.

In addition to filings made with the SEC, the Fund intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.schroderfunds.com, on the last business day of the following month. The portfolio holdings information placed on the Fund’s website generally will remain there until replaced by new postings as described above. Schroders may exclude from disclosure on the Fund’s website all or any portion of the Fund’s portfolio holdings, or modify the timing of such disclosure, as it deems necessary to protect the interests of the Fund.

To the extent that the Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR, Form N-Q or as an exhibit to Form N-PORT, or by being posted to the Fund’s website, such holdings may also be disclosed to any third party that requests them.

The Adviser and/or Sub-Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of the Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of the Fund, an investor in such an account may be able to infer the portfolio holdings of the Fund from the portfolio holdings of the account.

Policies and Procedures. The Schroder Mutual Funds have adopted policies and procedures with respect to disclosure of the Fund’s portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in the Fund’s portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Fund receive any compensation in return for the disclosure of information about the Fund’s portfolio securities or for any ongoing arrangements to make available information about the Fund’s portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board of Trustees of the Trust regarding disclosure pursuant to such arrangements. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Fund for which they have direct management responsibility. Under Schroders’ code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties, other than in accordance with the Fund’s portfolio holdings policies and procedures. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. Schroders personnel, including personnel of its affiliates that perform services for or related to the Fund, may have full daily access to the Fund’s portfolio holdings. Schroders has policies and procedures regarding the disclosure of portfolio holdings information.

External Servicing Agents. The Fund’s primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information on a daily basis. In addition, third parties that provide services to the Fund, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Fund’s insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

Certain Intermediaries and Wrap Program Providers. The Fund may provide more frequent disclosure of the Fund’s portfolio holdings to certain intermediaries and wrap program providers, provided those third parties meet the criteria and approval requirements as set out below under “Other Third Parties.”

To Certain Accounts during Account Setup. Schroders may provide holdings information to clients that have executed an investment management agreement with Schroders (or to a client’s service provider) and that have an account with a similar strategy to the Fund to facilitate account set-up and custody arrangements, provided that Schroders determines that there are adequate assurances that the information will not be used for any other purpose.

Other Third Parties. Any additions to the list of persons eligible to receive portfolio holdings information require notification to the Chief Compliance Officer of the Fund by Schroders or SIMNA Ltd. after Schroders or SIMNA Ltd., as applicable, has determined that: (i) the Fund has a legitimate business purpose for the disclosure and (ii) the disclosure is in the best interests of the Fund and its shareholders. The recipients of such information, prior to receiving it, must be subject to a confidentiality agreement, including a duty not to trade on the non-public information, unless the recipient is already subject to a duty of confidentiality regarding such information.

Nothing in the Schroder Mutual Funds’ policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that the list of securities does not consist exclusively of the current portfolio holdings of the Fund.

The Board of Trustees of the Trust reviews and reapproves the policies and procedures related to portfolio disclosure, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the Trust’s business. Subject to such policies as the Trustees may determine, Schroders furnishes a continuing investment program for the Fund and makes investment decisions on its behalf.

SIMNA Ltd., an affiliate of Schroders, acts as a sub-adviser to the Fund. Schroders has delegated certain day-to-day portfolio management authority to SIMNA Ltd. Notwithstanding that delegation, Schroders may exercise investment discretion over the Fund’s portfolio at any time and without prior notice to shareholders.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Trustees. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as Schroders, SIMNA Ltd., SEI Investments Distribution Co. (“SIDCO” or the “Distributor”) and SEI Investments Global Fund Services (the “Administrator”). The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Trust and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that business. The Board has emphasized to the Trust’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, Schroders and SIMNA Ltd. provide the Board with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of Schroders and SIMNA Ltd. and other service providers, such as the Fund’s independent accountant, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by Schroders and SIMNA Ltd. and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with Schroders or the sub-advisory agreement with SIMNA Ltd., the Board meets with Schroders and SIMNA Ltd. to review such services. Among other things, the Board regularly considers Schroders and SIMNA Ltd.’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on Schroders and SIMNA Ltd.’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including Schroders and SIMNA Ltd. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with Schroders and SIMNA Ltd., the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Schroder Mutual Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2017)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	Current Directorships: Trustee of Gallery Trust, Schroder Global Series Trust, The Advisors' Inner Circle Fund III, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments - Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2017)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Global Series Trust, and The Advisors' Inner Circle Fund III.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Thomas P. Lemke (Born: 1954)	Trustee (since 2017)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	Current Directorships: Trustee of Gallery Trust, Schroder Global Series Trust, The Advisors' Inner Circle Fund III, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Jay C. Nadel (Born: 1958)	Trustee (since 2017)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Global Series Trust, and The Advisors' Inner Circle Fund III.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Randall S. Yanker (Born: 1960)	Trustee (since 2017)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	Current Directorships: Trustee of Gallery Trust, Schroder Global Series Trust, The Advisors' Inner Circle Fund III. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1	Mr. Doran may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board of Trustees of the Trust has a separately designated standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between Fund management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Audit Committee. Mr. Nadel currently serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary. During the most recently completed fiscal year, the Audit Committee met [XX] ([XX]) times.

•	Governance Committee. The Board of the Trustees of the Trust has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Trust’s office. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke currently serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary. During the most recently completed fiscal year, the Governance Committee met [XX] ([XX]) times.

Fair Value Pricing Committee. The Board of Trustees of the Trust has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of each class of the Fund’s outstanding shares.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	[None]	[None]
Independent Trustees
Jon C. Hunt	[None]	[None]
Thomas P. Lemke	[None]	[None]
Jay C. Nadel	[None]	[None]
Randall S. Yanker	[None]	[None]

1	Valuation date is December 31, 2019.
2	The family of investment companies includes two other series of the Trust (Schroder Long Duration Investment-Grade Bond Fund and Schroder Total Return Fixed Income Fund) and one series of the Schroder Global Series Trust (Schroder North American Equity Fund).

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended October 31, 2019.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Thomas P. Lemke	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Jay C. Nadel	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Randall S. Yanker	$[XX]	N/A	N/A	$[XX] for service on one (1) board

1	The Fund Complex includes two other series of the Trust (Schroder Long Duration Investment-Grade Bond Fund and Schroder Total Return Fixed Income Fund) and one series of the Schroder Global Series Trust (Schroder North American Equity Fund).

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2017)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)	Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2017)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2017)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2017) Anti-Money Laundering Officer (since 2017)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Fund. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engaged in the asset management business had under management assets of approximately $555.5 billion as of September 30, 2019. Schroders’ address is 7 Bryant Park, 1045 Avenue of the Arts, New York, New York 10018.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to the Fund.

Schroder Funds Advisors LLC (“SFA”), a subsidiary of Schroders, served as the Fund’s distributor prior to March 13, 2017. Although SFA has been replaced by SIDCO as the Fund’s distributor, SFA continues to be involved in the distribution of shares of the Fund through an agreement with SIDCO, and SFA, Schroders and their affiliates continue to provide shareholder services.

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions for the Fund are: Andrew B.J. Chorlton, Neil G. Sutherland, Julio C. Bonilla and Lisa Hornby.

Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio managers of the Fund, as of October 31, 2019:

	Number of Accounts	Total Assets in Accounts (millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (millions)
Andrew B.J. Chorlton, CFA
Registered Investment Companies	5	$874	0	$0
Other Pooled Investment Vehicles	5	$1,573	0	$0
Other Accounts	130	$14,836	4	$213
Neil G. Sutherland, CFA
Registered Investment Companies	5	$874	0	$0
Other Pooled Investment Vehicles	5	$1,573	0	$0
Other Accounts	130	$14,836	4	$213
Julio C. Bonilla, CFA
Registered Investment Companies	5	$874	0	$0
Other Pooled Investment Vehicles	5	$1,573	0	$0
Other Accounts	130	$14,836	4	$213
Lisa Hornby, CFA
Registered Investment Companies	5	$874	0	$0
Other Pooled Investment Vehicles	5	$1,573	0	$0
Other Accounts	130	$14,836	4	$213

Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See “Brokerage Allocation and Other Practices” for more information about this process.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroder Mutual Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Ownership of Securities.

As of October 31, 2019, none of the portfolio managers beneficially owned securities of the Fund.

Certain portfolio managers are not residents of the United States. It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

INVESTMENT ADVISORY AGREEMENTS

Investment Advisory Agreement. Under the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Schroders, Schroders, at its expense, provides the Fund with investment advisory services.

Under the Investment Advisory Agreement, Schroders is required to continuously furnish the Fund with an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust, and by-laws, and of the Investment Company Act, and to the Fund’s investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

As compensation for services provided to the Fund pursuant to the Investment Advisory Agreement, Schroders is entitled to receive from the Trust a fee that is computed daily and paid monthly at the following annual rate (based on the Fund’s average daily net assets):

Fund Name	Fee
Schroder Core Bond Fund	0.25%

In order to limit the expenses of the Investor Shares of the Fund, Schroders has contractually agreed through February 28, 2022 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that the Total Annual Fund Operating Expenses of the Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the Fund’s Investor Shares exceed the following annual rate (based on the average daily net assets attributable to the Fund’s Investor Shares):

Fund	Share Class	Expense Cap
Schroder Core Bond Fund	Investor Shares	0.40%

The expense limitation for the Fund may only be terminated during its terms by the Board of Trustees.

The Investment Advisory Agreement provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or Schroders. The vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”). The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment (as defined in the 1940 Act).

Recent Investment Advisory Fees. The following table sets forth the investment advisory fees paid by the Fund during the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017. The fees listed in this table reflect reductions pursuant to expense limitations in effect during such periods.

Fund	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/19	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/18	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/17
Schroder Core Bond Fund	$122,988	$52,8071	N/A

[1]	Represents the period from January 31, 2018 (commencement of Fund operations) to October 31, 2018.

Waived Fees. For the periods shown above, a portion of the advisory fees payable to Schroders was waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the Fund in the table above during such periods.

Fund	Fees Waived During Fiscal Year Ended 10/31/19	Fees Waived During Fiscal Year Ended 10/31/18	Fees Waived During Fiscal Year Ended 10/31/17
Schroder Core Bond Fund	$122,988	$52,8071	N/A

[1]	Represents the period from January 31, 2018 (commencement of Fund operations) to October 31, 2018.

Subadvisory Agreement with SIMNA Ltd.

Schroders has retained SIMNA Ltd. to serve as sub-adviser to the Fund pursuant to an Investment Subadvisory Agreement between Schroders and SIMNA Ltd. (the “Subadvisory Agreement”).

Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. will be required to regularly provide the Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the Investment Company Act, and to the Fund’s investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

For the services to be rendered by SIMNA Ltd., Schroders (and not the Trust or the Fund) pays to SIMNA Ltd. a monthly fee in an amount equal to 15% of all fees actually paid by the Fund, to Schroders for such month under the Investment Advisory Agreement; provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear a comparable percentage of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period. Investment advisory responsibilities and fees may be reallocated periodically between SIMNA Inc. and SIMNA Ltd.

The Subadvisory Agreement provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund, Schroders or SIMNA Ltd. The vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”). The Subadvisory Agreement also terminates without payment of any penalty in the event of its assignment (as defined in the 1940 Act).

Recent Subadvisory Fees. The following table sets forth the sub-advisory fees paid by the Fund during the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017. The fees listed in this table reflect reductions pursuant to expense limitations in effect during such periods.

Fund	Sub-Advisory Fees Paid for Fiscal Year Ended 10/31/19	Sub-Advisory Fees Paid for Fiscal Year Ended 10/31/18	Sub-Advisory Fees Paid for Fiscal Year Ended 10/31/17
Schroder Core Bond Fund[1]	N/A	N/A	N/A

[1]	SIMNA Ltd. began serving as sub-adviser to the Fund on December 1, 2019.

ADMINISTRATIVE SERVICES

General. The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”) pursuant to which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Recent Administrative Fees. For the last three fiscal years the Fund paid the following administration/sub-administration and accounting fees to the Administrator. The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/19	Administration Fees Paid for Fiscal Year Ended 10/31/18	Administration Fees Paid for Fiscal Year Ended 10/31/17
Schroder Core Bond Fund	$125,002	$93,4941	N/A

[1]	Represents the period from January 31, 2018 (commencement of Fund operations) to October 31, 2018.

DISTRIBUTOR

The Trust and SIDCO, a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby SIDCO acts as principal underwriter for the Trust’s shares. The principal business address of SIDCO is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

With respect to the Trust, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. With respect to the Trust, the Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by SIDCO, upon not less than 60 days’ written notice to the other party.

SHAREHOLDER SERVICE PLAN

The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Schroders or any of its affiliates, may, from time to time, also make payments to financial intermediaries to compensate them for the provision of sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. See “Payments to Financial Intermediaries” in the Prospectus for additional information.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best execution available.

Allocation. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to use commission dollars (sometimes referred to as “soft dollars”) to pay for research, statistical, and quotation services, provided by broker-dealers that execute portfolio transactions for the clients of such advisers. As of January 3, 2018, however, Schroders does not generate soft dollars in connection with trades executed on behalf of the Trust, and instead pays for research services provided by brokers and other third party providers in connection with such trades out of its own resources.

[For the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not pay any brokerage commissions on portfolio transactions.]

[For the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.]

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.]

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. [During the fiscal year ended October 31, 2019, the Fund held securities of its “regular brokers and dealers” as follows:]

Fund	Name of Broker/Dealer	Type of Security Held	Dollar Amount at FYE
[XX]	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]
	[XX]	[XX]	$[XX]

Other Practices. Schroders and its affiliates also manage private investment companies (“private funds”) that are marketed to, among others, existing Schroders clients. These private funds may invest in the same securities as those invested in by the Fund. The private funds’ trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the private funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund’s shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as individual retirement accounts and other retirement plans or tax-advantaged arrangements, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated and intends each year to qualify and be eligible to be treated as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) ("Qualifying Income Test"); (b) diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) ("Diversification Test"); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year ("Distribution Requirement").

In general, for purposes of the Qualifying Income Test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirements under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Test described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Diversification Test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

The Tax Act treats “qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as defined below).

If the Fund were to fail to meet the Qualifying Income Test, the Diversification Test or the Distribution Requirement described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at the regular corporate rate (which the Tax Act reduced to 21%), and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain substantial distributions before requalifying as a RIC that is afforded special tax treatment.

If the Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year (to the extent not treated as previously distributed for this purpose), the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

See the Fund’s most recent annual shareholder reports for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, if any, as defined below) are generally taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to own) the investments that generated the gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards) from the sale of investments that the Fund has held or is deemed to have held for more than one year and that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of gains from the sale of investments that the Fund owned or is deemed to have owned for one year or less will be taxable as ordinary income.

Distributions of investments reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of the individuals at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company (as defined below).

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for fewer than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). Fixed income funds and funds that invest in foreign securities generally do not generate a significant amount of income that is eligible for the corporate dividends-received deduction.

If at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Fund, however, does not expect to invest at least 50% of the Fund’s total assets in debt obligations that generate interest exempt from U.S. federal income tax and therefore do not expect to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities if temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Return of capital distributions. If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Transactions in Fund shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain dividends received (or deemed received) by the shareholder with respect to the shares. If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed if other shares of the Fund are purchased, including by means of a dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption. sale, or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s Prospectus for more information.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of such an investment on their particular tax situation.

Foreign currency transactions. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other foreign currency positions, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the portion of distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

As described under “Taxation of the Fund” above, at least 90% of the Fund’s gross income for each taxable year must consist of certain types of qualifying income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the 90% gross income requirement in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If the Fund were to fail to meet the gross income requirement, it could in some cases cure such failure by paying a fund-level tax. If the Fund could not or did not cure such failure, it could fail to qualify as a RIC in such year, and the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences previously described.

Foreign investments. With respect to investment income and gains received by the Fund from sources within foreign countries, such income and gains may be subject to foreign taxes that are withheld at the source, thereby reducing the yield on those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at the close of the taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In the event that shareholders of the Fund are eligible to claim a tax credit or deduction, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. If the Fund does not hold sufficient foreign securities to meet the above threshold, shareholders of the Fund will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax by electing to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund may also make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as qualified dividend income. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Derivative transactions. The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Investments in income trusts. The Fund’s investments in certain income trusts may be limited by the Fund’s intention to qualify as RIC under the Code and may bear on the Fund’s ability to so qualify. In particular, where, as is frequently the case, U.S. royalty trusts are treated as grantor trusts for federal income tax purposes, they generally pass through tax items such as income, gain or loss to interest-holders on a gross basis. Where the Fund makes investments in such income trusts, the Fund monitors the individual underlying items of income that it receives from such trusts to determine how it will characterize such income for purposes of meeting the 90% gross income requirement applicable to RICs described above.

Securities issued or purchased at a discount. Some debt obligations (and all zero-coupon debt obligations) with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Securities purchased at a premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk debt obligations. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, whether or to what extent the Fund should recognize market discount on a debt obligation, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to the Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to recently proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Fund may hold, directly or indirectly, residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that may invest in TMPs. Under IRS guidance issued in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 24%.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax shelter reporting regulations. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. Subject to FATCA (as defined below), distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is (or is treated as) effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, including distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). A beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Shareholder Reporting of Foreign Financial Assets. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund in which it invests may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends and short-term capital gain and interest-related dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Fund. To the knowledge of the Trust, as of [XX], no person owned beneficially or of record 5% or more of the outstanding voting securities of any class of the Fund, and no person is listed on the Fund’s records as owning 5% or more of the outstanding voting securities of any class of the Fund, except as indicated in Appendix A hereto.

A shareholder who beneficially owns 25% or more of the Fund is presumed for purposes of the 1940 Act to control the Fund and such shareholders may be able to affect or control the outcome of matters presented for a vote of the Fund’s shareholders, including changes to the Fund’s fundamental policies or the terms of the contractual arrangements with Schroders or SIMNA Ltd. To the knowledge of the Trust, as of [XX], no person owned beneficially 25% or more of the outstanding voting securities of the Fund, and no person is listed on the Fund’s records as owning 25% or more of the outstanding voting securities of the Fund, except as indicated in Appendix A hereto.

Affiliates of Schroders or SIMNA Ltd. may provide initial funding to or otherwise invest in the Fund. When an affiliate provides “seed capital” or other capital for the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by such an investor could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at other times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Fund. The custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

[LINE OF CREDIT]

The Schroder Mutual Funds entered into a Credit Agreement dated October 6, 2008, as amended to the date hereof, with JPMorgan Chase Bank, N.A., as administrative agent, for up to $12.5 million in a revolving line of credit (the “Line of Credit”). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. It is possible that the Fund may wish to borrow money under the Line of Credit but may not be able to do so.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the Trust’s registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[XX], the Trust’s independent registered public accounting firm, provides audit services and tax return preparation services. Its address is [address].

CODE OF ETHICS

Schroders, SIMNA Ltd., the Distributor and the Administrator have each adopted a Code of Ethics. The Trust, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to each of the Trust’s Registration Statements.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Schroders, and Schroders has, in turn, delegated this responsibility to SIMNA Ltd. SIMNA Ltd. will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling (800) 464-3108; and (ii) on the SEC's website at http://www.sec.gov.

LEGAL COUNSEL

Morgan, Lewis and Bockius LLP, 1701 Market Street, Philadelphia, PA, serves as counsel to the Trust.

SECURITIES LENDING

[The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2019.]

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust’s bylaws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an “audit committee financial expert.” The Trust’s bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust’s Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

APPENDIX A

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

To the knowledge of the Trust, as of [XX], no person owned beneficially 25% or more of the outstanding voting securities of the Fund, and no person is listed on the Fund’s records as owning 25% or more of the outstanding voting securities of the Fund, except as set forth below.

Record or Beneficial Owner	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%

A-1

To the knowledge of the Trust, as of [XX], no person owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund, and no person is listed on the Fund’s records as owning 5% or more of the outstanding voting securities of any class of the Fund, except as set forth below.

Record or Beneficial Owner	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%
[XX]	[XX]	[XX]%

A-2

[APPENDIX B]

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LTD. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Ltd.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that SIMNA:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements; and

•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a business relationship with SIMNA;

•	SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

•	Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;

•	Exchange ticker symbol;

•	CUSIP number, if available;

•	Shareholder meeting date;

•	Brief summary of the matter voted upon;

•	Source of the proposal, i.e., issuer or shareholder;

•	Whether the fund voted on the matter;

•	How the fund voted; and

•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

APPENDIX C

LONG-TERM AND SHORT-TERM DEBT RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

DESCRIPTION OF MOODY’S GLOBAL RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

•	The nature of and provisions of the financial obligation; and the promise S&P imputes; and

•	The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Agreement and Declaration of Trust, dated May 6, 1993, as amended through March 1, 1997, (“Agreement and Declaration of Trust”) is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(b)	Bylaws, as amended as of December 9, 2003, October 4, 2004 and December 7, 2004 (“By-Laws”), is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-004510 on December 22, 2004.

(c)(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights is incorporated herein by reference to Exhibit (c)(ii) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(c)(2)	Portions of By-Laws Relating to Shareholders’ Rights is incorporated herein by reference to Exhibit (c)(iii) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(d)(1)(i)	Management Contract, dated December 9, 2003, between the Registrant and Schroder Investment Management North America Inc. (“Schroders”), relating to the Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund), is incorporated herein by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-004510 on December 22, 2004.

(d)(1)(ii)	Form of Amendment to the Management Contract between the Registrant and Schroders, relating to Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund), is herein incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-003635 on October 29, 2004.

(d)(1)(iii)	Amended and Restated Management Contract, dated February 10, 2017, between the Registrant and Schroders, relating to Schroder Long Duration Investment-Grade Bond Fund, is herein incorporated by reference to Exhibit (d)(x) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-17-012627 on February 28, 2017.

(d)(1)(iv)	Investment Advisory Agreement, dated December 7, 2017, between the Registrant and Schroders, relating to the Schroder Core Bond Fund, is herein incorporated by reference to Exhibit (d)(1)(v) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(d)(2)	Investment Subadvisory Agreement, dated [XX], between the Registrant, Schroders and Schroder Investment Management North America Limited (“SIMNA Ltd.”), relating to the Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Core Bond Fund, to be filed by amendment.

(d)(3)(i)	Fee Waiver and Expense Limitation Agreement, dated February 22, 2019, between the Registrant and Schroders, relating to Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund and R6 Shares of the Schroder Core Bond Fund, is herein incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(d)(3)(ii)	Fee Waiver and Expense Limitation Agreement, dated [XX], 2020, between the Registrant and Schroders, relating to Investor Shares of the Schroder Core Bond Fund, to be filed by amendment.

(e)(1)(i)	Distribution Agreement, dated January 27, 2017, between the Registrant and SEI Investments Distribution Co. (“SIDCO”) (“Distribution Agreement”) is herein incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(e)(1)(ii)	Amendment No. 1 to the Distribution Agreement, dated December 7, 2017, is herein incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(f)	Not applicable.

(g)(1)(i)	Global Custody Agreement, dated November 5, 2001, between the Registrant and J.P. Morgan Chase Bank, N.A. (formerly, The Chase Manhattan Bank) (“Global Custody Agreement”) is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-02-000240 on January 29, 2002.

(g)(1)(ii)	Amendment to the Global Custody Agreement, dated October 26, 2005, is incorporated herein by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-06-000150 on January 11, 2006.

(g)(1)(iii)	Amendment to the Global Custody Agreement, dated March 1, 2014, is incorporated herein by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-047505 on June 20, 2014.

(g)(1)(iv)	Tenth Amended and Restated Exhibit B to Global Custody Agreement, dated July 1, 2015, is incorporated herein by reference to Exhibit (g)(iv) to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-061535 on August 25, 2015.

(g)(1)(v)	Addendum to the Global Custody Agreement, dated December 15, 2015, is incorporated herein by reference to Exhibit (g)(v) to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-16-100144 on February 25, 2016.

(g)(1)(vi)	Eleventh Amended and Restated Exhibit B to the Global Custody Agreement, dated January 16, 2018, is herein incorporated by reference to Exhibit (g)(1)(vi) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(h)(1)(i)	Transfer Agency and Service Agreement, dated October 27, 1993, between the Registrant and State Street Bank and Trust Company (“Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(i) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(h)(1)(ii)	Form of Delegation Amendment to the Transfer Agency and Service Agreement, dated July 24, 2002, is incorporated herein by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-03-000458 on February 28, 2003.

(h)(1)(iii)	Amendment to the Transfer Agency and Service Agreement, dated December 31, 2003, is incorporated herein by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-004510 on December 22, 2004.

(h)(1)(iv)	Form of Letter to State Street Bank and Trust Company, as Transfer Agent, relating to Schroder Total Return Fixed Income Fund is incorporated herein by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-003635 on October 29, 2004.

(h)(1)(v)	Amendment to the Transfer Agency and Service Agreement, dated September 1, 2006, is incorporated herein by reference to Exhibit (h)(xvi) to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-07-001245 on February 28, 2007.

(h)(1)(vi)	Amended and Restated Exhibit A to the Transfer Agency and Service Agreement, dated July 22, 2008, is incorporated herein by reference to Exhibit (h)(x) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-09-003702 on February 27, 2009.

(h)(1)(vii)	Amendment to the Transfer Agency and Service Agreement, dated September 1, 2009, is incorporated herein by reference to Exhibit (h)(xi) to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-09-074524 on December 31, 2009.

(h)(1)(viii)	Amendment to the Transfer Agency and Service Agreement, dated September 20, 2011, is incorporated herein by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-069453 on December 14, 2011.

(h)(1)(ix)	Amendment to the Transfer Agency and Service Agreement, dated January 1, 2013, is incorporated herein by reference to Exhibit (h)(xi) to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-028731 on April 11, 2013.

(h)(1)(x)	Form of Amendment to the Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-050446 on June 20, 2013.

(h)(1)(xi)	Amendment to the Transfer Agency and Service Agreement, dated August 12, 2015, is incorporated herein by reference to Exhibit (h)(xiii) to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-061535 on August 25, 2015.

(h)(1)(xii)	Amendment to the Transfer Agency and Service Agreement, dated January 31, 2018, is herein incorporated by reference to Exhibit (h)(1)(xii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(h)(2)(i)	Amended and Restated Administration Agreement, dated February 10, 2017, between the Registrant and SEI Investments Global Funds Services (“SIGFS”) (“Administration Agreement”) is incorporated herein by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-17-012627 on February 28, 2017.

(h)(2)(ii)	Amendment No. 1 to the Administration Agreement, dated January 16, 2018, is herein incorporated by reference to Exhibit (h)(2)(ii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(h)(2)(iii)	Amendment No. 2 to the Administration Agreement, dated January 16, 2018, is herein incorporated by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(h)(2)(iv)	Amendment to the Administration Agreement, dated September 15, 2017, is herein incorporated by reference to Exhibit (h)(2)(iv) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(h)(3)(i)	Form of Credit Agreement, dated October 6, 2008, between the Registrant and JPMorgan Chase Bank, N.A. (“Credit Agreement”) is incorporated herein by reference to Exhibit (h)(xxi) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-09-003702 on February 27, 2009.

(h)(3)(ii)	Amendment No. 1 to the Credit Agreement, dated September 23, 2009, is incorporated herein by reference to Exhibit (h)(xxiii) to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-10-018401 on February 26, 2010.

(h)(3)(iii)	Amendment No. 2 to the Credit Agreement, dated October 29, 2010, is incorporated herein by reference to Exhibit (h)(xxv) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-011014 on February 28, 2011.

(h)(3)(iv)	Amendment No. 3 to the Credit Agreement, dated October 4, 2010, is incorporated herein by reference to Exhibit (h)(xxvi) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-011014 on February 28, 2011.

(h)(3)(v)	Amendment No. 4 to the Credit Agreement, dated September 30, 2011, is incorporated herein by reference to Exhibit (h)(xxx) to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-069453 on December 14, 2011.

(h)(3)(vi)	Form of Amendment No. 5 to the Credit Agreement, dated September 30, 2012, is incorporated herein by reference to Exhibit (h)(xxvi) to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-016041 on February 28, 2013.

(h)(3)(vii)	Form of Amendment No. 6 to the Credit Agreement is incorporated herein by reference to Exhibit (h)(xxxi) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-050446 on June 20, 2013.

(h)(3)(viii)	Amendment No. 7 to the Credit Agreement, dated September 30, 2013, is incorporated herein by reference to Exhibit (h)(xxxiii) to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-086694 on November 25, 2013.

(h)(3)(ix)	Form of Amendment No. 8 to the Credit Agreement, is incorporated herein by reference to Exhibit (h)(xxxvii) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-047505 on June 20, 2014.

(h)(3)(x)	Amendment No. 9 to the Credit Agreement, dated September 2, 2014, is incorporated herein by reference to Exhibit (h)(xxxvi) to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-072006 on October 16, 2014.

(h)(3)(xi)	Amendment No. 10 to the Credit Agreement, dated August 18, 2015, is incorporated herein by reference to Exhibit (h)(xxxviii) to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-061535 on August 25, 2015.

(h)(3)(xii)	Amendment No. 11 to the Credit Agreement, dated September 14, 2015, is herein incorporated by reference to Exhibit (h)(3)(xii) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(h)(4)(i)	Amended and Restated Shareholder Service Plan, dated February 10, 2017, is incorporated herein by reference to Exhibit (h)(xxviii) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-17-012627 on February 28, 2017.

(h)(4)(ii)	Amendment to Amended and Restated Shareholder Service Plan, dated [XX], to be filed by amendment.

(i)(1)	Opinion of Ropes & Gray LLP, dated December 31, 2003, relating to Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund), is incorporated herein by reference to Exhibit (i)(ii) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-03-003240 on December 31, 2003.

(i)(2)	Opinion of Ropes & Gray LLP, dated June 20, 2013, relating to Schroder Long Duration Investment-Grade Bond Fund, is incorporated herein by reference to Exhibit (i)(vi) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-050446 on June 20, 2013.

(i)(3)	Opinion of Morgan, Lewis & Bockius LLP, dated December 27, 2017, relating to Schroder Core Bond Fund, is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(j)	Not applicable.

(k)	Not applicable.

(l)	Initial Capital Agreement, dated November 5, 1993, is incorporated herein by reference to Exhibit (l) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(m)	Not applicable.

(n)(1)	Eleventh Amended and Restated Multiclass (Rule 18f-3) Plan, dated December 7, 2017, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(n)(2)	Twelfth Amended and Restated Multiclass (Rule 18f-3) Plan, dated [XX], to be filed by amendment.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, is incorporated herein by reference to Exhibit (p)(ii) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-17-012627 on February 28, 2017.

(p)(2)	Code of Ethics for Schroders, dated February 2018, is herein incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(p)(3)	Code of Ethics of SIMNA Ltd., dated May 2012, is incorporated herein by reference to Exhibit (p)(iii) to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-016041 on February 28, 2013.

(p)(4)	Code of Ethics of SIGFS, dated January 2018, is herein incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(p)(5)	Code of Ethics of SIDCO, dated August 2, 2018, is herein incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(q)(1)	Powers of Attorney, each dated June 27, 2019, for William M. Doran, John C. Hunt, Thomas P. Lemke, Randall S. Yanker, Jay C. Nadel, Michael Beattie and Stephen Connors, are filed herewith.

(q)(2)	Resolution adopted by the Board of Trustees of the Registrant on June 27, 2019, is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUSTS

None.

ITEM 30. INDEMNIFICATION

Article VIII of the Registrant’s Agreement and Declaration of Trust provides as follows:

SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees’ then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery, from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust of its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s Office.

SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Article 12 of the Registrant’s Amended Bylaws provides as follows:

12.1 EFFECT OF AUDIT COMMITTEE FINANCIAL EXPERT DESIGNATION. The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Declaration of Trust or these Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal.

12.2. MANDATORY INDEMNIFICATION OF TRUSTEES. The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Declaration of Trust. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal.

Reference is made to the Trust’s Distribution Agreement which contains provisions for the indemnification by Schroder Fund Advisors LLC of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Schroder Investment Management North America Inc. The directors and officers of the Registrant’s investment adviser, Schroder Investment Management North America Inc. (“Schroders”), have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of Schroders or certain of its corporate affiliates.

(b) Schroder Investment Management North America Limited. The directors and officers of Schroder Investment Management North America Limited (“SIMNA Ltd.”) have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMNA Ltd. or certain of its corporate affiliates.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds Inc.	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Causeway ETMF Trust	December 28, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President, & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Hirx	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodians:

J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s advisers:

Schroder Investment Management North America Inc.
7 Bryant Park

1045 Avenue of the Americas
New York, New York 10018

Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

ITEM 34. MANAGEMENT SERVICES

None.

ITEM 35. UNDERTAKINGS

(a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist, in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

NOTICE

A copy of the Agreement and Declaration of Trust of Schroder Series Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 105 to Registration Statement No. 33-65632 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 19th day of February, 2020.

SCHRODER SERIES TRUST

By:	*
Michael Beattie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	February 19, 2020
William M. Doran

*	Trustee	February 19, 2020
Jon C. Hunt

*	Trustee	February 19, 2020
Thomas P. Lemke

*	Trustee	February 19, 2020
Jay Nadel

*	Trustee	February 19, 2020
Randall S. Yanker

*	President	February 19, 2020
Michael Beattie

*	Treasurer, Controller &	February 19, 2020
Stephen Connors	Chief Financial Officer

* By:	/s/ James Bernstein
James Bernstein
Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description
(q)(1)	Powers of Attorney, each dated June 27, 2019, for William M. Doran, John C. Hunt, Thomas P. Lemke, Randall S. Yanker, Jay C. Nadel, Michael Beattie and Stephen Connors
(q)(2)	Resolution adopted by the Board of Trustees of the Registrant on June 27, 2019